UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2011

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (602) 414-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On May 6, 2011, First Solar, Inc. (the “Company”) entered into the First Amendment (the “Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of October 15, 2010, among the Company, the borrowing subsidiaries party thereto, the lenders party thereto, Bank of America, N.A. and The Royal Bank of Scotland plc, as documentation agents, Credit Suisse, Cayman Islands Branch, as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent. The Amendment provides for, among other things, the termination of First Solar Manufacturing GmbH (the “German Manufacturing Subsidiary”) as a borrowing subsidiary under the Credit Agreement and the release of the guarantees of, and the liens securing, its obligations thereunder. The Amendment also effects certain changes to the restrictions set forth in the Credit Agreement with respect to the incurrence of indebtedness to finance the construction or acquisition of new manufacturing facilities and assets relating thereto, including (1) eliminating the requirement that any such indebtedness incurred by the German Manufacturing Subsidiary be subject to an intercreditor agreement, (2) permitting any such indebtedness to be secured by a debt reserve in a commercially reasonable amount and (3) permitting certain restrictions on transfers of assets with respect to any such indebtedness incurred by the German Manufacturing Subsidiary. In addition, the Amendment effects certain technical and clarifying amendments to the Credit Agreement.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit
10.1    First Amendment, dated as of May 6, 2011, to the Amended and Restated Credit Agreement, dated as of October 15, 2010, among First Solar, Inc., the borrowing subsidiaries party thereto, the lenders party thereto, Bank of America, N.A. and The Royal Bank of Scotland plc, as documentation agents, Credit Suisse, Cayman Islands Branch, as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 11, 2011	By:	/s/	Mary Beth Gustafsson
	Name:		Mary Beth Gustafsson
	Title:		Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number    Description

10.1    First Amendment, dated as of May 6, 2011, to the Amended and Restated Credit Agreement, dated as of October 15, 2010, among First Solar, Inc., the borrowing subsidiaries party thereto, the lenders party thereto, Bank of America, N.A. and The Royal Bank of Scotland plc, as documentation agents, Credit Suisse, Cayman Islands Branch, as syndication agent, and JPMorgan Chase Bank, N.A., as administrative agent.